Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2019 Financial Results

MOUNTAIN VIEW, Calif., November 19, 2018 – Pure Storage (NYSE: PSTG), the all-flash storage leader that helps innovators build a better world with data, today announced financial results for its third quarter ended October 31, 2018.

Key quarterly business and financial highlights:

•	Revenue: $372.8 million, up 34% Y/Y, exceeding the high end of our guidance;

•	Gross margin: 66.8% GAAP; 68.1% non-GAAP, representing an all-time high;

•	Operating margin: -7.3% GAAP; 9.1% non-GAAP, up 3.4 ppts and 5.4 ppts Y/Y, respectively.

“Pure delivered another excellent quarter, and today we’re announcing the extension of Pure's data centric architecture to the cloud," said Charles Giancarlo, Chairman and CEO, Pure Storage. “With the launch of our new Pure Storage Cloud Data Services, we’re bringing our storage software directly to the public cloud in partnership with AWS.”

“Q3 was a strong quarter for Pure with revenue and margins exceeding our expectations,” said Tim Riitters, CFO, Pure Storage. “As we finish the fiscal year we are excited about the opportunities ahead, and have raised FY19 guidance to reflect the momentum we are seeing in our business."

Announcing Pure Storage Cloud Data Services

Today the company announced Pure Storage Cloud Data Services, a suite of new cloud offerings that run natively on Amazon Web Services (AWS). With these new products, customers will be able to invest in a single storage architecture that unifies application deployments on-premises and in the public cloud to flexibly turn data into value virtually anywhere.

•	Join the virtual on-demand launch event on November 19 at 1:10 p.m. (PT) featuring 45 minutes of industry-changing insight.

•	Read the press release for additional details on our products, strategy and availability.

Third Quarter Fiscal 2019 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended October 31, 2018 and 2017 (in millions except percentages, per share amounts and headcount, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended October 31, 2018	Three Months Ended October 31, 2017	Y/Y Change
Revenue	$372.8	$277.6	34%
Gross Margin	66.8%	65.5%	1.3 ppts
Product Gross Margin	67.7%	66.9%	0.8 ppts
Support Subscription Gross Margin	63.4%	58.9%	4.5 ppts
Operating Loss	$(27.2)	$(29.6)	$2.4
Operating Margin	-7.3%	-10.7%	3.4 ppts
Net Loss	$(28.2)	$(29.4)	$1.2
Net Loss per Share – Basic and Diluted	$(0.12)	$(0.14)	$0.02
Weighted-Average Shares	235.2	213.3	21.9
Headcount	>2,650	>2,000	~650

Non-GAAP Quarterly Financial Information
	Three Months Ended October 31, 2018	Three Months Ended October 31, 2017	Y/Y Change
Gross Margin	68.1%	66.4%	1.7 ppts
Product Gross Margin	68.1%	67.0%	1.1 ppts
Support Subscription Gross Margin	68.1%	63.9%	4.2 ppts
Operating Income	$33.9	$10.2	$23.7
Operating Margin	9.1%	3.7%	5.4 ppts
Net Income	$35.4	$10.4	$25.0
Net Income per Share – Diluted	$0.13	$0.04	$0.09
Weighted-Average Shares – Diluted	266.5	242.9	23.6

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Pure Storage’s fourth quarter fiscal 2019 guidance is as follows:

•	Revenue in the range of $438 million to $446 million

•	Non-GAAP gross margin in the range of 64.5% to 67.5%

•	Non-GAAP operating margin in the range of 8% to 12%

Pure Storage’s full year fiscal 2019 guidance is as follows:

•	Revenue in the range of $1.376 billion to $1.384 billion

•	Non-GAAP gross margin in the range of 66.6% to 67.6%

•	Non-GAAP operating margin in the range of 3.9% to 5.3%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, amortization of intangible asset acquired from acquisition, any applicable anti-dilutive share count impact of our convertible debt hedge agreements and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because the items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the third quarter fiscal 2019 results at 2:00 p.m. (PT) on November 19, 2018. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: (877) 201-0168 or (647) 788-4901 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available approximately two hours after the call ends on Monday, November 19, 2018, through December 3, 2018. The replay will be accessible by calling (800) 585-8367 or (416) 621-4642 (for international callers), with conference ID 2157679.

Upcoming Events
Management will participate in an upcoming financial Q&A discussion at the 2018 Wells Fargo Tech Summit on December 5, 2018 at 10:50 a.m. (PT). Pure Storage will post a link to this event on the investor relations website at investor.purestorage.com for both live and archived webcasts.

About Pure Storage

Pure Storage (NYSE: PSTG) helps innovators build a better world with data. Pure's data solutions enable SaaS companies, cloud service providers, and enterprise and public sector customers to deliver real-time, secure data to power their mission-critical production, DevOps, and modern analytics environments in a multi-cloud environment. One of the fastest growing enterprise IT companies in history, Pure Storage enables customers to quickly adopt next-generation technologies, including artificial intelligence and machine learning, to help maximize the value of their data for competitive advantage. And with a Satmetrix-certified NPS customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition

Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade, FlashStack and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our growth prospects and expectations regarding technology differentiation and our new Pure Storage Cloud Data Services, and our outlook for the fourth quarter and full year fiscal 2019, and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be available in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2018. All information provided in this release and in the tables attached hereto is as of November 19, 2018, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow as a percentage of revenue, free cash flow without ESPP impact, and free cash flow without ESPP impact as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, amortization of debt discount and debt issuance costs, and amortization of intangible asset acquired from acquisition that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, or superior to, our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact," included at the end of this release.

Matthew Danziger – Investor Relations, Pure Storage
Tel: (650) 429-0456
ir@purestorage.com

Rena Fallstrom – Media Contact, Pure Storage
Tel: (408) 203-3945
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of October 31, 2018	As of January 31, 2018
		(As Adjusted*)
Assets
Current assets:
Cash and cash equivalents	$406,641	$244,057
Marketable securities	737,020	353,289
Accounts receivable, net of allowance of $1,052 and $1,062	305,649	243,001
Inventory	50,737	34,497
Deferred commissions, current	24,100	21,088
Prepaid expenses and other current assets	44,657	47,552
Total current assets	1,568,804	943,484
Property and equipment, net	115,266	89,142
Deferred commissions, non-current	72,340	66,225
Intangible assets, net	21,126	5,057
Goodwill	10,997	—
Deferred income taxes, non-current	1,766	1,060
Restricted cash	15,822	14,763
Other assets, non-current	5,245	4,264
Total assets	$1,811,366	$1,123,995

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$101,979	$84,420
Accrued compensation and benefits	53,213	59,898
Accrued expenses and other liabilities	43,633	26,829
Deferred revenue, current	232,570	191,229
Liability related to early exercised stock options	—	320
Total current liabilities	431,395	362,696
Convertible senior notes, net	443,212	—
Deferred revenue, non-current	228,618	182,873
Other liabilities, non-current	5,813	4,025
Total liabilities	1,109,038	549,594

Stockholders’ equity:
Common stock and additional paid-in capital	1,761,621	1,479,905
Accumulated other comprehensive loss	(3,099)	(1,917)
Accumulated deficit	(1,056,194)	(903,587)
Total stockholders' equity	702,328	574,401
Total liabilities and stockholders' equity	$1,811,366	$1,123,995

* Prior period information has been adjusted to reflect the adoption impact of Accounting Standards Codification 606, Revenue from Contracts with Customers (ASC 606), which we adopted on February 1, 2018.

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2018	2017	2018	2017
		(As Adjusted*)		(As Adjusted*)
Revenue:
Product	$298,863	$227,772	$735,449	$550,291
Support subscription	73,916	49,819	202,159	134,615
Total revenue	372,779	277,591	937,608	684,906

Cost of revenue:
Product (1)	96,610	75,392	241,292	179,289
Support subscription(1)	27,049	20,467	74,716	56,569
Total cost of revenue	123,659	95,859	316,008	235,858

Gross profit	249,120	181,732	621,600	449,048

Operating expenses:
Research and development (1)	90,783	68,927	253,306	203,716
Sales and marketing (1)	146,903	116,971	413,019	326,286
General and administrative (1)	38,651	25,406	99,572	67,664
Total operating expenses	276,337	211,304	765,897	597,666

Loss from operations	(27,217)	(29,572)	(144,297)	(148,618)
Other income (expense), net	(2,889)	1,138	(7,920)	6,399
Loss before provision for income taxes	(30,106)	(28,434)	(152,217)	(142,219)
Income tax provision (benefit)	(1,926)	970	390	2,755
Net loss	$(28,180)	$(29,404)	$(152,607)	$(144,974)

Net loss per share attributable to common stockholders, basic and diluted	$(0.12)	$(0.14)	$(0.66)	$(0.69)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	235,205	213,274	229,505	209,456

* Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$862	$143	$2,190	$898
Cost of revenue -- support subscription	3,327	2,422	8,940	6,441
Research and development	24,634	18,073	67,956	51,632
Sales and marketing	18,681	12,104	49,890	34,169
General and administrative	10,825	6,121	26,962	14,780
Total stock-based compensation expense	$58,329	$38,863	$155,938	$107,920

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2018	2017	2018	2017
		(As Adjusted*)		(As Adjusted*)
Cash flows from operating activities
Net loss	$(28,180)	$(29,404)	$(152,607)	$(144,974)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	17,791	15,525	51,381	45,525
Amortization of debt discount and debt issuance costs	6,525	—	14,414	—
Stock-based compensation expense	58,329	38,863	155,938	107,920
Other	(5,119)	82	(5,037)	879
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(63,330)	(33,655)	(62,623)	(33,630)
Inventory	(8,203)	(3,827)	(17,103)	(14,314)
Deferred commissions	(4,972)	(4,382)	(9,127)	(13,969)
Prepaid expenses and other assets	(9,138)	74	1,996	(112)
Accounts payable	29,935	11,607	11,800	11,808
Accrued compensation and other liabilities	15,050	3,352	7,592	359
Deferred revenue	47,861	30,013	87,005	54,264
Net cash provided by operating activities	56,549	28,248	83,629	13,756

Cash flows from investing activities
Purchases of property and equipment	(28,074)	(14,251)	(70,807)	(44,351)
Acquisition, net of cash acquired	(13,899)	—	(13,899)	—
Purchases of marketable securities	(63,741)	(56,640)	(558,248)	(151,998)
Sales of marketable securities	5,217	12,538	18,802	46,067
Maturities of marketable securities	58,256	25,340	156,049	99,021
Net cash used in investing activities	(42,241)	(33,013)	(468,103)	(51,261)

Cash flows from financing activities
Net proceeds from exercise of stock options	14,275	8,968	43,342	15,761
Proceeds from issuance of common stock under employee stock purchase plan	13,746	7,971	33,444	22,137
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	562,062	—
Payment for purchase of capped calls	—	—	(64,630)	—
Repayment of debt acquired from acquisition	(6,101)	—	(6,101)	—
Repurchase of common stock	—	—	(20,000)	—
Net cash provided by financing activities	21,920	16,939	548,117	37,898

Net increase in cash, cash equivalents and restricted cash	36,228	12,174	163,643	393
Cash, cash equivalents and restricted cash, beginning of period	386,235	184,628	258,820	196,409
Cash, cash equivalents and restricted cash, end of period	$422,463	$196,802	$422,463	$196,802

* Prior period information has been adjusted to reflect the adoption impact of ASC 606 and ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which we adopted on February 1, 2018.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended October 31, 2018						Three Months Ended October 31, 2017 (As Adjusted*)
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$862	(c)					$143	(c)
			29	(d)					5	(d)
			503	(e)					—
Gross profit -- product	$202,253	67.7%	$1,394		$203,647	68.1%	$152,380	66.9%	$148		$152,528	67.0%

			$3,327	(c)					$2,422	(c)
			155	(d)					71	(d)
Gross profit -- support subscription	$46,867	63.4%	$3,482		$50,349	68.1%	$29,352	58.9%	$2,493		$31,845	63.9%

			$4,189	(c)					$2,565	(c)
			184	(d)					76	(d)
			503	(e)					—
Total gross profit	$249,120	66.8%	$4,876		$253,996	68.1%	$181,732	65.5%	$2,641		$184,373	66.4%

 * Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of intangible asset acquired from StorReduce acquisition.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended October 31, 2018						Three Months Ended October 31, 2017 (As Adjusted*)
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$58,329	(c)					$38,863	(c)
			2,282	(d)					902	(d)
			503	(e)					—
Operating income (loss)	$(27,217)	-7.3%	$61,114		$33,897	9.1%	$(29,572)	-10.7%	$39,765		$10,193	3.7%

			$58,329	(c)					$38,863	(c)
			2,282	(d)					902	(d)
			503	(e)					—
			6,525	(f)					—
			(4,083)	(g)					—
Net income (loss)	$(28,180)		$63,556		$35,376		$(29,404)		$39,765		$10,361

Net income (loss) per share -- diluted	$(0.12)				$0.13		$(0.14)				$0.04
Weighted-average shares used in per share calculation -- diluted	235,205		31,328	(h)	266,533		213,274		29,613	(h)	242,887

 * Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of intangible asset acquired from StorReduce acquisition.
(f) To eliminate amortization expense of debt discount and debt issuance costs related to our convertible debt.
(g) Release of valuation allowance due to StorReduce acquisition.
(h) To include effect of dilutive securities (employee stock options, restricted stock units, and shares from employee stock purchase plan (ESPP)).

Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact (in thousands except percentages, unaudited):

	Three Months Ended October 31,
	2018	2017
Net cash provided by operating activities	$56,549	$28,248
Less: purchases of property and equipment	(28,074)	(14,251)
Free cash flow (non-GAAP)	$28,475	$13,997
Adjust: ESPP impact	2,104	2,478
Free cash flow without ESPP impact (non-GAAP)	$30,579	$16,475

Free cash flow as % of revenue	7.6%	5.0%
Free cash flow without ESPP impact as % of revenue	8.2%	5.9%